UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 8.01	Other Events

On July 18, 2019, Nova LifeStyle, Inc. (the “Company”) received confirmation from The Nasdaq Stock Market (“Nasdaq”) that its application to transfer the listing of its common stock from the Nasdaq Global Market to the Nasdaq Capital Market (the “Capital Market”) had been approved. The Company’s common stock began trading on the Capital Market on July 19, 2019.

As previously disclosed in our Form 8-K filed with SEC on January 22, 2019, Nasdaq notified the Company that its listed security no longer met the minimum $1 bid price per share requirement (the “Minimum Bid Price Requirement”) on January 18, 2019.

The Company has not been able to regain compliance within the 180 day period from the date of that notification or until July 17, 2019 (the “First Compliance Period”). However, Nasdaq has determined that the Company is eligible for an additional 180 calendar day period, or until January 13, 2020 (the “Second Compliance Period”). If at any time before the expiration of the Second Compliance Period the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement. If the Company does not regain compliance by the end of the Second Compliance Period, Nasdaq may provide written notification to the Company that the Company’s common stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Listing Hearings Panel.

The Company intends to continue actively monitoring the bid price for its common stock between now and the expiration of the Second Compliance Period and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement, including a reverse stock split, if necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Thanh H. Lam
Thanh H. Lam Chairperson, President and Chief Executive Officer

Date: July 22, 2019